UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYTEIR THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LOGO CYTEIR THERAPEUTICS, INC. 128 SPRING ST. , BUILDING A, SUITE 510 LEXINGTON, MA 02421 Your Vote Counts! CYTEIR THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 14, 2022 11 :59 PM ET You invested in CYTEIR THERAPEUTICS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report and Form 1 0-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* June 15, 2022 1:00PM EDT Virtually at: www.virtualshareholdermeeting.com/CYT2022 For complete information and to vote, visit www.proxyvote.comControl #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1 a. Jeffrey Humphrey, M.D. 1 b. Stephen Sands 1 c. John Thero Board Recommends 0 For 0 For 0 For 2. Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year OF ending December 31, 2022. or NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery".